UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-22912

BNY Mellon Investment Funds II, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	04/30/19

FORM N-CSR

Item 1.          Reports to Stockholders.

BNY Mellon Alternative Diversifier Strategies Fund

SEMIANNUAL REPORT April 30, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Alternative Diversifier Strategies Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Alternative Diversifier Strategies Fund’s (formerly the Dreyfus Alternative Diversifier Strategies Fund) covering the six-month period from November 1, 2018 through April 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. and many other developed economies continued their pattern of moderate growth during the six months. Equity markets experienced a sharp sell-off in the fourth quarter of 2018, triggered in part by interest-rate increases, trade tensions and slowing global growth. The sell-off partially reduced prior gains on U.S. indices, while losses deepened in international developed and emerging markets. Global equities continued their general decline through the end of 2018. However, comments made in January by the U.S. Federal Reserve (the “Fed”) that it might slow the pace of interest-rate increases in 2019 helped stimulate a rebound across equity markets. In a similar stance, other central banks pledged to continue policies that support economic growth, helping to further ease investor concerns. Talk of a potential trade agreement between the U.S. and China also helped to buoy equity markets, which continued their upward trajectory through the end of the period.

Equity volatility and global growth concerns triggered a flight to quality in many areas of the bond market, raising Treasury prices and flattening the yield curve. Corporate bonds, however, were hindered somewhat by concerns about economic growth, resulting in widening spreads and lower prices through November. After encouraging comments by the Fed in January, bond markets rebounded, and most U.S. indices continued to post positive returns through the end of April.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
June 03, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2018 through April 30, 2019, as provided by Jeffrey M. Mortimer, CFA, and Caroline Lee-Tsao, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended April 30, 2019, BNY Mellon Alternative Diversifier Strategies Fund’s (formerly, Dreyfus Alternative Diversifier Strategies Fund) Class A shares produced a total return of 3.35%, Class C shares returned 3.02%, Class I shares returned 3.66%, and Class Y shares returned 3.64%.1 In comparison, the S&P 500® Index (the “Index”) returned 9.75% for the same period, and the Lipper Alternative Multi-Strategy Funds Index (the “Lipper Index”) produced a total return of 2.74% for the period.2

Global financial markets generally posted moderate gains over the reporting period in an environment of divergent global economic growth trends and shifting central bank policy. The fund lagged the Index but outperformed the Lipper Index. Outperformance was due primarily to returns in BNY Mellon Dynamic Total Return Fund (formerly, Dynamic Total Return Fund), BNY Mellon Global Real Estate Securities Fund (formerly, Dreyfus Global Real Estate Securities Fund), BNY Mellon Global Real Return Fund (formerly, Dreyfus Global Real Return Fund), and Neuberger Berman Long/Short Fund.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally allocates its assets across non-traditional or “alternative” asset classes and investment strategies. The fund is designed to complement and diversify traditional stock and bond portfolios. The fund normally allocates its assets among other investment companies (the underlying funds) that employ alternative investment strategies. The fund seeks to achieve its investment objective by allocating its assets among asset classes and investment strategies that typically have had a low correlation to each other and to traditional equity and fixed-income asset classes. The fund currently intends to allocate its assets among underlying funds that employ the following alternative investment strategies: long/short strategies, absolute return hedge strategies, real estate-related strategies, commodities strategies, global macro strategies and managed futures strategies.

As of April 30, 2019, the fund held positions in 11 underlying funds: AQR Managed Futures Strategy Fund, ASG Global Alternatives Fund, ASG Managed Futures Strategy Fund, DFA Commodity Strategy Portfolio, BNY Mellon Dynamic Total Return Fund, Boston Partners Long/Short Research Fund, BNY Mellon Global Real Estate Securities Fund, BNY Mellon Global Real Return Fund, BNY Mellon Absolute Insight Multi-Strategy Fund, the Gateway Fund, and Neuberger Berman Long/Short Fund.

Fed’s Pause in Interest-Rate Hikes Boosts Risk Assets

Stocks and bonds generally gained value over the reporting period, but early in the period, markets were generally down, as the global economy showed continued but somewhat slowing momentum. In the United States, a steady economic growth rate in 2018 combined with other signs of economic strength, including strong employment gains and healthy corporate earnings, allowed the Federal Reserve Board (the “Fed”) to move forward interest-

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

rate hikes. Rates were raised once during the reporting period, boosting the federal funds target rate to 2.25%-2.50%. In the fourth quarter of 2018, markets experienced a surge in volatility as investor sentiment shifted to “risk off.”

The shift in sentiment was driven largely by two factors: concern about the Fed’s plan to continue hiking short-term interest rates in 2019 and economic weakness in Europe. Earlier in 2018, the Fed’s “dot plot” showed that officials were projecting a median of three rate hikes in 2019. Investor concerns were exacerbated by Fed Chair Jerome Powell’s comments that the reduction in the Fed’s balance sheet was “on autopilot,” further suggesting that additional tightening of monetary conditions was inevitable in 2019.

In Europe, Purchasing Manager Index data showed that economic activity there was slowing. Germany in particular posted little improvement, while activity in Italy declined. Weakness in Europe made the trade conflict with China more troubling than it would have been otherwise.

In December, however, the Fed shifted away from its hawkish stance on interest-rate increases, saying that rate hikes in 2019 would be “data-dependent.” The Fed also indicated that the reduction of its balance sheet would be completed by September 2019, implying the Fed would be satisfied with a larger-than-normal balance sheet, adding to the central bank’s more accommodative stance. With this shift, markets rallied late in 2018 and continued to rise in 2019. Early in 2019, the Fed’s stance remained unchanged, as inflation stayed below its target rate of 2.0%.

Underlying Strategies Produced Mixed Results

The fund’s performance compared to the Lipper Index was driven by relatively strong results from some of its underlying funds. BNY Mellon Dynamic Total Return Fund’s allocation to high-yield bonds contributed positively to performance as did the more defensive allocation, as the yield on the 10-year Treasury note declined. BNY Mellon Global Real Estate Securities Fund also benefited performance, as stock selection in the U.S. and European markets drove returns. BNY Mellon Global Real Return Fund contributed to performance as well. This fund’s global equity exposure was responsible for its strong returns. Neuberger Berman Long/Short Fund’s exposure to equities in the industrials sector drove performance.

The fund’s performance was constrained by the Gateway Fund. Although the fund’s equity exposure contributed positively, the options overlay strategy detracted from results. AQR Managed Futures Strategy Fund also detracted from performance, as the fund’s short position in fixed-income markets in the first half of the reporting period hindered results. A short position in the energy sector also detracted from results.

In addition, proceeds from the sale of Dreyfus Select Managers Long/Short Fund were allocated to three funds: Neuberger Berman Long/Short Fund, and two new funds, Boston Partners Long/Short Research Fund and the Gateway Fund. The rationale for this move was to fund the two new strategies.

Maintaining a Focus on Diversification

While we do not expect markets to perform as well as they did in the second half of this reporting period, we do believe that asset classes with low correlations to equity markets

4

should provide a buffer to client portfolios. In addition, we believe the fund is well positioned for market volatility, which we expect to continue. The fund’s various diversification strategies can help reduce the impact of heightened market volatility on investors’ overall investment portfolios, and we intend to continue to mitigate the risks of investing in stocks and bonds by diversifying across several alternative asset classes.

June 3, 2019

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by BNY Mellon Investment Adviser, Inc. (formerly, The Dreyfus Corporation) in effect until March 1, 2020, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

² Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. The Lipper Alternative Multi-Strategy Funds Index consists of funds that, by prospectus language, seek total returns through the management of several different hedge-like strategies. These funds are typically quantitatively driven to measure the existing relationship between instruments and in some cases to identify positions in which the risk-adjusted spread between these instruments represents an opportunity for the investment manager. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Bonds are subject generally to interest-rate, credit, liquidity, call, sector, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging-market countries than with more economically and politically established foreign countries.

Short sales involve selling a security the fund does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and leverage, and expose the fund to the risk that it will be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. It is possible that the market value of securities the fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund’s potential volatility. Leveraging occurs when the fund increases its assets available for investment using borrowing or similar transactions. Short sales effectively leverage the fund’s assets. The use of leverage may magnify the fund’s gains or losses.

Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are considered speculative. Prices of commodities and related contracts may fluctuate significantly over short periods due to a variety of factors.

The underlying funds’ underlying strategies may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The ability of the fund to achieve its investment goal depends, in part, on the ability of BNY Mellon Investment Adviser, Inc. to allocate effectively the fund’s assets among the investment strategies and the underlying funds.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Alternative Diversifier Strategies Fund from November 1, 2018 to April 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2019
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.03	$7.80	$2.07	$1.51
Ending value (after expenses)	$1,033.50	$1,030.20	$1,036.60	$1,036.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2019
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.01	$7.75	$2.06	$1.51
Ending value (after expenses)	$1,020.83	$1,017.11	$1,022.76	$1,023.31

† Expenses are equal to the fund’s annualized expense ratio of .80% for Class A, 1.55% for Class C, .41% for Class I and .30% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2019 (Unaudited)

Description	Shares		Value ($)
Investment Companies - 98.8%
Alternative Investments - 27.3%
AQR Managed Futures Strategy Fund, Cl. I	3,126,672	[a]	27,076,976
ASG Global Alternatives Fund, Cl. Y	1,942,231		21,461,647
ASG Managed Futures Strategy Fund, Cl. Y	2,791,500	[a]	26,714,658
DFA Commodity Strategy Portfolio	1,869,897		10,377,930
Gateway Fund, Cl. Y	947,257		31,666,809
			117,298,020
Domestic Equity - 29.7%
Boston Partners Long/Short Research Fund	3,834,113		58,661,930
Neuberger Berman Long Short Fund, Institutional Class	4,798,299	[a]	68,519,705
			127,181,635
Domestic Fixed Income - 9.7%
BNY Mellon Absolute Insight Multi-Strategy Fund, Cl. Y	3,451,476	[b]	41,590,284
Foreign Equity - 19.7%
BNY Mellon Global Real Estate Securities Fund, Cl. Y	4,523,088	[b]	41,974,260
BNY Mellon Global Real Return Fund, Cl. Y	2,897,612	[b]	42,681,832
			84,656,092
Foreign Fixed Income - 12.4%
BNY Mellon Dynamic Total Return Fund, CI. Y	3,248,702	[b]	53,278,710
Total Investments (cost $425,174,244)	98.8%		424,004,741
Cash and Receivables (Net)	1.2%		5,008,755
Net Assets	100.0%		429,013,496

a Non-income producing security.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	98.8
98.8

† Based on net assets.

See notes to financial statements.

7

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Registered Investment Companies	Value 10/31/18 ($)	Purchases ($)†	Sales ($)	Net Realized Gains (Loss) ($)
BNY Mellon Absolute Insight Multi-Strategy Fund, Cl.Y	44,748,500	4,691,851	6,668,258	(243,127)
BNY Mellon Global Real Estate Securities Fund, Cl.Y	54,421,843	5,703,041	21,119,449	5,542
BNY Mellon Global Real Return Fund, Cl.Y	43,666,842	4,835,183	6,722,875	(359,690)
Dreyfus Select Managers Long/Short Fund, Cl.Y	90,621,925	-	91,275,955	2,149,624
BNY Mellon Dynamic Total Return Fund, Cl.Y	55,528,574	4,494,517	9,330,090	(790,466)
Total	288,987,684	19,724,592	135,116,627	761,883

Registered Investment Companies	Change in Net Unrealized Appreciation (Depreciation) ($)	Value 04/30/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Absolute Insight Multi-Strategy Fund, Cl.Y	(938,682)	41,590,284	9.7	945,853
BNY Mellon Global Real Estate Securities Fund, Cl.Y	2,963,283	41,974,260	9.8	1,698,357
BNY Mellon Global Real Return Fund, Cl.Y	1,262,372	42,681,832	9.9	1,580,797
Dreyfus Select Managers Long/Short Fund, Cl.Y	(1,495,594)	-	-	-
BNY Mellon Dynamic Total Return Fund, Cl.Y	3,376,175	53,278,710	12.4	818,886
Total	5,167,554	179,525,086	41.8	5,043,893

† Includes reinvested dividend/distributions.

See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	255,594,876	244,479,655
Affiliated issuers	169,579,368	179,525,086
Cash		5,061,421
Receivable for shares of Common Stock subscribed		105,445
Interest receivable		24,073
Prepaid expenses		49,386
		429,245,066
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		95,261
Payable for shares of Common Stock redeemed		90,940
Directors fees and expenses payable		2,378
Accrued expenses		42,991
		231,570
Net Assets ($)		429,013,496
Composition of Net Assets ($):
Paid-in capital		430,646,859
Total distributable earnings (loss)		(1,633,363)
Net Assets ($)		429,013,496

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	40,057	27,068	1,722,574	427,223,797
Shares Outstanding	3,186	2,188	137,307	33,905,275
Net Asset Value Per Share ($)	12.57	12.37	12.55	12.60

See notes to financial statements.

9

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2019 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	753,331
Affiliated issuers	4,315,450
Interest	64,738
Total Income	5,133,519
Expenses:
Management fee—Note 3(a)	530,041
Professional fees	36,552
Registration fees	32,218
Directors’ fees and expenses—Note 3(d)	17,432
Prospectus and shareholders’ reports	5,208
Loan commitment fees—Note 2	4,513
Custodian fees—Note 3(c)	1,430
Shareholder servicing costs—Note 3(c)	1,155
Distribution fees—Note 3(b)	127
Miscellaneous	12,839
Total Expenses	641,515
Less—reduction in expenses due to undertaking—Note 3(a)	(46)
Net Expenses	641,469
Investment Income—Net	4,492,050
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Unaffiliated issuers	(2,096,761)
Affiliated issuers	761,883
Capital gain distributions on unaffiliated issuers	6,442,973
Capital gain distributions from affiliated issuers	728,443
Net Realized Gain (Loss)	5,836,538
Net unrealized appreciation (depreciation) on investments:
Unaffiliated issuers	(1,272,508)
Affiliated issuers	5,167,554
Net Unrealized Appreciation (Depreciation)	3,895,046
Net Realized and Unrealized Gain (Loss) on Investments	9,731,584
Net Increase in Net Assets Resulting from Operations	14,223,634

See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations ($):
Investment income—net	4,492,050	1,235,723
Net realized gain (loss) on investments	5,836,538	5,807,758
Net unrealized appreciation (depreciation) on investments	3,895,046	(18,411,572)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,223,634	(11,368,091)
Distributions ($):
Distributions to shareholders:
Class A	(239)	(221)
Class C	(242)	-
Class I	(18,149)	(7,692)
Class Y	(5,704,719)	(3,843,329)
Total Distributions	(5,723,349)	(3,851,242)
Capital Stock Transactions ($):
Net proceeds from shares sold
Class C	15,123	-
Class I	858,189	2,431,791
Class Y	53,900,922	45,731,957
Distributions reinvested:
Class A	89	130
Class C	103	-
Class I	13,626	7,505
Class Y	1,620,010	212,919
Cost of shares redeemed:
Class A	(20,128)	(80)
Class C	(15,905)	-
Class I	(623,064)	(2,714,391)
Class Y	(83,289,365)	(59,924,530)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(27,540,400)	(14,254,699)
Total Increase (Decrease) in Net Assets	(19,040,115)	(29,474,032)
Net Assets ($):
Beginning of Period	448,053,611	477,527,643
End of Period	429,013,496	448,053,611

11

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Capital Share Transactions (Shares):
Class A
Shares issued for distributions reinvested	8	11
Shares redeemed	(1,668)	-
Net Increase (Decrease) in Shares Outstanding	(1,660)	11
Class C
Shares sold	1,298	-
Shares issued for distributions reinvested	9	-
Shares redeemed	(1,306)	-
Net Increase (Decrease) in Shares Outstanding	1	-
Class Ia
Shares sold	70,004	192,627
Shares issued for distributions reinvested	1,161	591
Shares redeemed	(51,691)	(215,707)
Net Increase (Decrease) in Shares Outstanding	19,474	(22,489)
Class Ya
Shares sold	4,433,445	3,608,788
Shares issued for distributions reinvested	137,639	16,726
Shares redeemed	(6,888,091)	(4,740,435)
Net Increase (Decrease) in Shares Outstanding	(2,317,007)	(1,114,921)

[a] During the period ended April 30, 2019, 56,975 Class Y shares representing $702,481 were exchanged for 57,239 Class I shares and during the period ended October 31, 2018, 185,563 Class Y shares representing $2,352,291 were exchanged for 186,333 Class I shares.

See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	April 30, 2019	Year Ended October 31,
Class A Shares	(Unaudited)	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.24	12.65	12.23	12.54	12.67	12.50
Investment Operations:
Investment income (loss)—net[b]	.11	(.03)	.01	.06	.07	(.04)
Net realized and unrealized gain (loss) on investments	.30	(.33)	.42	(.30)	(.04)	.21
Total from Investment Operations	.41	(.36)	.43	(.24)	.03	.17
Distributions:
Dividends from investment income—net	(.02)	(.05)	(.01)	(.07)	(.16)	–
Dividends from net realized gain on investments	(.06)	–	–	–	(.00)[c]	–
Total Distributions	(.08)	(.05)	(.01)	(.07)	(.16)	–
Net asset value, end of period	12.57	12.24	12.65	12.23	12.54	12.67
Total Return (%)[d]	3.35[e]	(2.89)	3.52	(1.88)	.29	1.36[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[f]	.92[g]	.86	.82	.85	.86	1.02[g]
Ratio of net expenses to average net assets[f]	.80[g]	.80	.75	.79	.80	.54 [g]
Ratio of net investment income (loss) to average net assets[f]	1.93[g]	(.24)	.07	.48	.58	(.53)[g]
Portfolio Turnover Rate	31.63[e]	19.18	16.45	20.39	16.73	.09[e]
Net Assets, end of period ($ x 1,000)	40	59	61	61	62	57

a From March 31, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Exclusive of sales charge.

e Not annualized.

f Amounts do not include the expenses of the underlying funds.

g Annualized.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2019	Year Ended October 31,
Class C Shares	(Unaudited)	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.08	12.57	12.22	12.54	12.64	12.50
Investment Operations:
Investment income (loss)—net[b]	.05	(.12)	(.08)	(.02)	(.05)	(.10)
Net realized and unrealized gain (loss) on investments	.31	(.37)	.43	(.30)	.00[c]	.24
Total from Investment Operations	.36	(.49)	.35	(.32)	(.05)	.14
Distributions:
Dividends from investment income—net	(.01)	–	–	–	(.05)	–
Dividends from net realized gain on investments	(.06)	–	–	–	(.00)[c]	–
Total Distributions	(.07)	–	–	–	(.05)	–
Net asset value, end of period	12.37	12.08	12.57	12.22	12.54	12.64
Total Return (%)[d]	3.02[e]	(3.90)	2.86	(2.55)	(.37)	1.12[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[f]	1.67[g]	1.59	1.41	1.44	1.59	2.16[g]
Ratio of net expenses to average net assets[f]	1.55[g]	1.55	1.41	1.44	1.50	1.34[g]
Ratio of net investment income (loss) to average net assets[f]	.74[g]	(.99)	(.63)	(.16)	(.36)	(1.34)[g]
Portfolio Turnover Rate	31.63[e]	19.18	16.45	20.39	16.73	.09[e]
Net Assets, end of period ($ x 1,000)	27	26	27	33	34	39

a From March 31, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Exclusive of sales charge.

e Not annualized.

f Amounts do not include the expenses of the underlying funds.

g Annualized.

See notes to financial statements.

14

	Six Months Ended
	April 30, 2019	Year Ended October 31,
Class I Shares	(Unaudited)	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.27	12.69	12.27	12.58	12.70	12.50
Investment Operations:
Investment income (loss)—net[b]	.13	.01	.05	.10	.03	(.05)
Net realized and unrealized gain (loss) on investments	.31	(.34)	.43	(.28)	.02	.25
Total from Investment Operations	.44	(.33)	.48	(.18)	.05	.20
Distributions:
Dividends from investment income—net	(.10)	(.09)	(.06)	(.13)	(.17)	–
Dividends from net realized gain on investments	(.06)	–	–	–	(.00)[c]	–
Total Distributions	(.16)	(.09)	(.06)	(.13)	(.17)	–
Net asset value, end of period	12.55	12.27	12.69	12.27	12.58	12.70
Total Return (%)	3.66[d]	(2.60)	3.97	(1.44)	.45	1.60[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.41[f]	.38	.35	.37	.43	1.06[f]
Ratio of net expenses to average net assets[e]	.41[f]	.38	.35	.37	.41	.52 [f]
Ratio of net investment income (loss) to average net assets[e]	2.19[f]	.08	.43	.79	.23	(.51) [f]
Portfolio Turnover Rate	31.63[d]	19.18	16.45	20.39	16.73	.09[d]
Net Assets, end of period ($ x 1,000)	1,723	1,446	1,780	1,336	633	119

a From March 31, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Not annualized.

e Amounts do not include the expenses of the underlying funds.

f Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2019		Year Ended October 31,
Class Y Shares	(Unaudited)	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.33	12.74	12.32	12.63	12.71	12.50
Investment Operations:
Investment income (loss)—net[b]	.13	.03	.06	.11	.13	(.03)
Net realized and unrealized gain (loss) on investments	.31	(.34)	.43	(.28)	(.03)	.24
Total from Investment Operations	.44	(.31)	.49	(.17)	.10	.21
Distributions:
Dividends from investment income—net	(.11)	(.10)	(.07)	(.14)	(.18)	–
Dividends from net realized gain on investments	(.06)	–	–	–	(.00)[c]	–
Total Distributions	(.17)	(.10)	(.07)	(.14)	(.18)	–
Net asset value, end of period	12.60	12.33	12.74	12.32	12.63	12.71
Total Return (%)	3.64[d]	(2.43)	4.01	(1.39)	.82	1.68[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.30[f]	.30	.29	.30	.31	.36[f]
Ratio of net expenses to average net assets[e]	.30[f]	.30	.29	.30	.31	.36[f]
Ratio of net investment income (loss) to average net assets[e]	2.12[f]	.27	.52	.92	.99	(.36)[f]
Portfolio Turnover Rate	31.63[d]	19.18	16.45	20.39	16.73	.09[d]
Net Assets, end of period ($ x 1,000)	427,222	446,522	475,659	509,333	477,866	373,341

a From March 31, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Not annualized.

e Amounts do not include the expenses of the underlying funds.

f Annualized.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Alternative Diversifier Strategies Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds II, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus Alternative Diversifier Strategies Fund to BNY Mellon Alternative Diversifier Strategies Fund and the Company changed its name from Dreyfus BNY Mellon Funds, Inc. to BNY Mellon Investment Funds II, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser and administrator, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2019, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 2,000 Class A and 2,000 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

18

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are valued at the net asset value of each underlying fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Investment Companies	424,004,741	-	-	424,004,741

At April 30, 2019, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2018 was as follows: ordinary income $3,851,242. The tax character of current year distributions will be determined at the end of the current fiscal year.

(f) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit

20

Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2018, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the fund has agreed to pay a management fee at the annual rate of 1.35% applied to the portion of the fund’s average daily net assets allocated to direct investments in securities and .25% applied to that portion of the fund’s average daily net assets allocated to investments in other investment companies (underlying funds) and money market instruments (including cash and equivalents). The Adviser has contractually agreed, from November 1, 2017 through March 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, acquired fund fees and expenses incurred by underlying funds, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .55% of the value of the fund’s average daily net assets. On or after March 1, 2020, the Adviser may terminate this expense limitation at any time. Because “acquired fund fees and expenses” are incurred indirectly by the fund, such fees and expenses are not included in the expense limitations. The reduction in expenses, pursuant to the undertaking, amounted to $46 during the period ended April 30, 2019.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2019, Class C shares were charged $127 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2019, Class A and Class C shares were charged $54 and $42, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees and the fund has an arrangement with the custodian to receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2019, the fund was charged $877 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2019, the fund was charged $1,430 pursuant to the custody agreement.

During the period ended April 30, 2019, the fund was charged $6,463 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

22

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees $87,868, Distribution Plan fees $17, Shareholder Services Plan fees $13, Custodian fees $1,400, Chief Compliance Officer fees $5,660 and transfer agency fees $311, which are offset against an expense reimbursement currently in effect in the amount of $8.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2019, amounted to $134,097,540 and $157,106,631, respectively.

At April 30, 2019, accumulated net unrealized depreciation on investments was $1,169,503, consisting of $12,339,789 gross unrealized appreciation and $13,509,292 gross unrealized depreciation.

At April 30, 2019, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

23

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 27-28, 2019, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2018, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

24

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods. It was noted that there were only four or five other funds in the Performance Group. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in two of the four calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was below the Expense Group median and above the Expense Universe median and the fund’s total expenses were above the Expense Group and Expense Universe medians.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .55% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund the ‘Similar Clients, and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual

25

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

funds and the entire BNY Mellon complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board expressed concern about the fund’s performance and agreed to closely monitor performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the fee charged by the Adviser under the Agreement was for services in addition to, and not duplicative of, services provided under the advisory contracts of the underlying funds in which the fund invested.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

26

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for the other Adviser funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

27

NOTES

28

NOTES

29

For More Information

BNY Mellon Alternative Diversifier Strategies Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DRNAX Class C: DRNCX Class I: DRNIX Class Y: DRYNX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 6253SA0419

BNY Mellon Global Emerging Markets Fund

SEMIANNUAL REPORT April 30, 2019

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

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BNY Mellon Global Emerging Markets Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Global Emerging Markets Fund (formerly Dreyfus Global Emerging Markets Fund), covering the six-month period from November 1, 2018 through April 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. and many other developed economies continued their pattern of moderate growth during the six months. Equity markets experienced a sharp sell-off in the fourth quarter of 2018, triggered in part by interest-rate increases, trade tensions and slowing global growth. The sell-off partially reduced prior gains on U.S. indices, while losses deepened in international developed and emerging markets. Global equities continued their general decline through the end of 2018. However, comments made in January by the U.S. Federal Reserve (the “Fed”) that it might slow the pace of interest-rate increases in 2019 helped stimulate a rebound across equity markets. In a similar stance, other central banks pledged to continue policies that support economic growth, helping to further ease investor concerns. Talk of a potential trade agreement between the U.S. and China also helped to buoy equity markets, which continued their upward trajectory through the end of the period.

Equity volatility and global growth concerns triggered a flight to quality in many areas of the bond market, raising Treasury prices and flattening the yield curve. Corporate bonds, however, were hindered somewhat by concerns about economic growth, resulting in widening spreads and lower prices through November. After encouraging comments by the Fed in January, bond markets rebounded, and most U.S. indices continued to post positive returns through the end of April.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
June 3, 2019

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DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2018 through April 30, 2019, as provided by portfolio managers Robert Marshall-Lee, Sophia Whitbread, CFA and Naomi Waistell, CFA, of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended April 30, 2019, BNY Mellon Global Emerging Markets Fund’s (formerly, Dreyfus Global Emerging Markets Fund) Class A shares produced a total return of 18.57%, Class C shares returned 18.17%, Class I shares returned 18.75%, and Class Y shares returned 18.75%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), produced a total return of 13.76% for the same period.2

Emerging markets encountered heightened volatility during the first few months of the reporting period, but regained strength, due in part to continued accommodative monetary policies from major central banks and optimism regarding a possible U.S.-China trade resolution. The fund outperformed the Index, mainly due to stock selection within the consumer discretionary sector.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities (or derivative or other strategic instruments with similar economic characteristics) of companies organized or with their principal place of business, or majority of assets or business, in emerging-market countries. The portfolio managers employ a fundamental, bottom-up investment process that emphasizes quality, return on capital employed, and governance. The process of identifying investment ideas begins by identifying a core list of investment themes. These themes are based primarily on observable global economic, industrial, or social trends that the portfolio managers believe will positively affect certain sectors or industries and cause stocks within these sectors or industries to outperform others. The portfolio managers then identify specific companies, using investment themes to help focus on areas where thematic and strategic research indicates positive returns are likely to be achieved.

A Tale of Two Markets

Concerns over the U.S.-China trade dispute depressed Chinese asset prices early in the fourth quarter of 2018, but we saw a relief rally in November in the lead-up to the G20 meeting, from which a more constructive tone emerged. However, in December global equities plumbed new lows for the year, as the tone of the U.S. Federal Reserve’s (the “Fed”) forward-looking commentary once again unnerved investors. Political concerns in developed as well as emerging markets contributed to the broader malaise. However, emerging-market equities outperformed U.S. and broader developed markets during the latter part of 2018, but they were not immune to the pullback. China, in particular, suffered declines.

In contrast, the first quarter of 2019 heralded a rebound in equity markets from the lows of late 2018. Despite fears over moderating economic growth in emerging markets and the world at large, markets rose on improving sentiment regarding the U.S.-China trade talks and “pivot” by the Fed on monetary policy towards an easing bias. To start the year, China was

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DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

the best-performing major market. This rebound followed a steady sell-off in Chinese equities through 2018. The recovery reflected stimulus measures from the central bank as well as the prospects of consumer tax cuts and somewhat greater infrastructure spending. In India, uncertainty weighed around upcoming elections, with a rising oil price adding some pressure to asset prices. However, Indian markets enjoyed a dramatic rise in March, driven by renewed economic strength and the prospects of an interest-rate cut, as inflationary pressures subsided.

Global equity markets continued their upward momentum in April, encouraged by the softer tone from global central banks and the growing sense that China and the U.S. were close to finalizing an agreement on trade. More importantly, U.S. bond yields fell to around 2.5%, reducing the global cost of capital, which has the potential to stimulate global markets despite the possibility of continued trade difficulties.

Consumer Discretionary Stock Selection Drives Outperformance

At the sector level, the fund benefited most from stock selection within the consumer discretionary sector, with five of the top ten contributors in this space. Positioning within communication services and the void in energy stocks were also positives. At a country level, stock selection in China was particularly strong, owing largely to the holdings in New Oriental Education & Technology Group and China Yongda Automobiles Services Holdings.

The top contributor to the fund’s positive returns was New Oriental Education & Technology Group, the Chinese company purchased towards the end of 2018, when regulatory fears caused the market to heavily discount the shares, allowing us to enter a long-term structural growth business at an attractive, contrarian point. We continue to see the company as attractively valued, given our expectation for education to benefit from a continued increase in spending as middle-class Chinese families prioritize their children’s futures. Hong Kong life insurer AIA Group continued to be a top contributor to returns, as the company continues to execute extremely well on converting the huge demand for savings and protection products in the region into sales at attractive margins. Auto dealer China Yongda Automobiles Services Holdings was also a top performer, owing to expectations of a recovery in auto sales in China and upgrades from sell-side analysts. The company also reported good results towards the end of the reporting period, which showed sequential improvement quarter over quarter. The fund’s holding in Globant was also among the top contributors.

Conversely, positioning within consumer staples and materials, and the void in real estate stocks, were the biggest detractors. At a country level, underperformance from lithium miners Sociedad Química y Minera de Chile (SQM) and Orocobre caused Chile and Australia to detract. SQM, which suffered from production delays, was among the top individual detractors for the period. The contribution from South Africa was also negative, owing largely to the holding in British American Tobacco, which was another large individual detractor for the six months. The company’s share price declined owing to continued regulatory pressure, this time coming in the form of a possible ban on menthol cigarettes in the U.S., which accounts for a large portion of the company’s earnings. Later in the review period, further negative sentiment weighed on the stock, and the sector as a whole, after peer Altria released soft results. Samsung SDI was also a top detracting position.

4

The battery maker reported slightly softer-than-expected results and guidance. The company faced an issue with its energy storage system battery business and a weaker contribution from its stake in Samsung Display.

Seeking Growth Opportunities at Attractive Valuations

After a very challenging year for emerging markets in 2018, this year has begun with a very different mood. Markets have so far been buoyant, particularly in China. We maintain our belief in the fundamental attractions of select emerging markets and companies and view current valuation levels as highly attractive, compared with global markets. We think a shift of market views from inflationary towards disinflationary is likely to persist for much of this year, unless there is a sharp growth reacceleration or oil-price rally to well over $80 per barrel, which we are not currently expecting. With U.S. interest rates unlikely to rise this year, and even the possibility of a rate cut, emerging-market assets should benefit from a lower cost of capital.

We continue to find growth opportunities in emerging markets at attractive valuations, often priced at significant discounts to developed-market companies with comparable return and growth dynamics. We believe negative sentiment towards the Chinese markets has provided buying opportunities and continue to seek value in this area. Indian elections may cause temporary volatility, but we think the underlying growth dynamic behind the Indian consumer is highly favorable. We continue to invest in companies we view as having superior, sustained compounding potential, typically 15% per annum or more. We continue to take a multi-year view when considering companies for investment and will continue to offer a differentiated proposition to our investors.

June 3, 2019

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 1, 2020, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-market countries.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging-market countries than with more economically and politically established foreign countries.

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UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Emerging Markets Fund from November 1, 2018 to April 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2019

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.77	$10.82	$5.42	$5.42
Ending value (after expenses)	$1,185.70	$1,181.70	$1,187.50	$1,187.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2019

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.26	$9.99	$5.01	$5.01
Ending value (after expenses)	$1,018.60	$1,014.88	$1,019.84	$1,019.84

† Expenses are equal to the fund’s annualized expense ratio of 1.25% for Class A, 2.00% for Class C, 1.00% for Class I and 1.00% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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STATEMENT OF INVESTMENTS
April 30, 2019 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.6%
Argentina - 2.2%
Globant	70,747	[a]	5,942,040
Grupo Financiero Galicia, ADR	28,332	[a,b]	617,071
			6,559,111
Australia - 1.5%
Orocobre	1,894,341	[a,b]	4,446,934
Brazil - 2.4%
Arco Platform, Cl. A	32,090	[a]	1,031,052
CVC Brasil Operadora e Agencia de Viagens	414,300		6,012,004
			7,043,056
Chile - 1.2%
Sociedad Quimica y Minera de Chile, ADR	97,303	[b]	3,467,879
China - 26.9%
3SBio	2,896,000	[a,c]	5,352,845
51job, ADR	67,767	[a,b]	6,257,605
Alibaba Group Holding, ADR	73,560	[a,b]	13,650,529
Autohome, ADR	97,726	[a,b]	11,286,376
Baidu, ADR	21,042	[a]	3,497,812
China Harmony New Energy Auto Holding	9,365,500	[a,b]	3,318,898
China Yongda Automobiles Services Holdings	5,539,500		5,366,638
Hollysys Automation Technologies	210,256	[a]	4,400,658
New Oriental Education & Technology Group, ADR	146,134	[a]	13,949,952
Tencent Holdings	242,571		11,997,444
			79,078,757
Germany - .6%
Delivery Hero	40,670	[a,c]	1,874,340
Hong Kong - 4.6%
AIA Group	1,333,800		13,593,375
India - 23.3%
Apollo Hospitals Enterprise	203,775	[a]	3,564,039
Edelweiss Financial Services	1,961,322		4,194,549
Godrej Consumer Products	735,706		6,894,426
Hindustan Unilever	225,796	[a]	5,706,114
Housing Development Finance	386,159		11,076,419
Indiabulls Housing Finance	233,120		2,330,907
ITC	894,912	[a]	3,877,314
Jubilant Foodworks	287,968	[a]	5,500,286
Maruti Suzuki India	106,798		10,236,086

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 97.6% (continued)
India - 23.3% (continued)
PVR		221,673	[a]	5,639,369
Reliance Nippon Life Asset Management		624,428	[c]	1,776,673
Titan		457,468	[a]	7,620,000
				68,416,182
Mexico - 1.0%
Fomento Economico Mexicano		182,457		1,783,209
Grupo Aeroportuario del Centro Norte		202,730	[a]	1,248,499
				3,031,708
Philippines - .5%
GT Capital Holdings		90,449		1,501,336
South Africa - 12.3%
British American Tobacco		261,242		10,175,928
Clicks Group		221,305		3,026,951
Discovery		580,394		5,844,918
Naspers, Cl. N		67,455	[a]	17,235,566
				36,283,363
South Korea - 10.7%
LG Household & Health Care		5,325		6,482,173
Samsung Biologics		4,100	[a,c]	1,193,340
Samsung Electronics		154,436		6,061,628
Samsung SDI		87,585		17,732,185
				31,469,326
Taiwan - 5.0%
Taiwan Semiconductor Manufacturing		1,741,000	[a]	14,592,376
United Kingdom - 1.0%
Unilever		49,463		3,004,076
United States - 4.4%
Applied Materials		177,817		7,836,395
Laureate Education, Cl. A		55,307	[a]	870,532
Livent		379,978	[a]	4,096,163
				12,803,090
Total Common Stocks (cost $241,018,742)				287,164,909
	1-Day Yield (%)
Investment Companies - 1.6%
Registered Investment Companies - 1.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $4,570,828)	2.45	4,570,828	[d]	4,570,828

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Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 3.7%
Registered Investment Companies - 3.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $10,999,259)	2.45	10,999,259	[d]	10,999,259
Total Investments (cost $256,588,829)		102.9%		302,734,996
Liabilities, Less Cash and Receivables		(2.9%)		(8,569,249)
Net Assets		100.0%		294,165,747

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At April 30, 2019, the value of the fund’s securities on loan was $28,699,274 and the value of the collateral held by the fund was $29,653,416, consisting of cash collateral of $10,999,259 and U.S. Government & Agency securities valued at $18,654,157.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2019, these securities were valued at $10,197,198 or 3.47% of net assets.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Retailing	14.1
Media & Entertainment	11.0
Technology Hardware & Equipment	9.6
Consumer Services	9.3
Semiconductors & Semiconductor Equipment	7.6
Household & Personal Products	7.5
Insurance	6.6
Food, Beverage & Tobacco	5.4
Investment Companies	5.3
Banks	4.8
Materials	4.1
Automobiles & Components	3.5
Consumer Durables & Apparel	2.6
Diversified Financials	2.6
Pharmaceuticals Biotechnology & Life Sciences	2.2
Commercial & Professional Services	2.1
Software & Services	2.0
Health Care Equipment & Services	1.2
Food & Staples Retailing	1.0
Transportation	.4
102.9

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Company	Value 10/31/18 ($)	Purchases ($)	Sales ($)	Value 4/30/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund	566,825	51,145,156	47,141,153	4,570,828	1.6	43,089
Investment of Cash Collateral for Securities Loaned:
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	37,577,838	26,578,579	10,999,259	3.7	-
Total	566,825	88,722,994	73,719,732	15,570,087	5.3	43,089

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES
April 30, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $28,699,274)—Note 1(c):
Unaffiliated issuers	241,018,742	287,164,909
Affiliated issuers	15,570,087	15,570,087
Cash		295
Cash denominated in foreign currency	1,807,345	1,805,907
Receivable for investment securities sold		663,918
Receivable for shares of Common Stock subscribed		297,082
Dividends, interest and securities lending income receivable		262,648
Tax reclaim receivable		3,089
Unrealized appreciation on foreign currency transactions		2,542
Prepaid expenses		43,426
		305,813,903
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		276,427
Liability for securities on loan—Note 1(c)		10,999,259
Payable for shares of Common Stock redeemed		259,893
Directors fees and expenses payable		3,368
Accrued expenses		109,209
		11,648,156
Net Assets ($)		294,165,747
Composition of Net Assets ($):
Paid-in capital		302,352,880
Total distributable earnings (loss)		(8,187,133)
Net Assets ($)		294,165,747

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	4,378,924	4,575,779	58,787,460	226,423,584
Shares Outstanding	268,750	288,931	3,592,813	13,790,329
Net Asset Value Per Share ($)	16.29	15.84	16.36	16.42

See notes to financial statements.

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STATEMENT OF OPERATIONS
Six Months Ended April 30, 2019 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $203,778 foreign taxes withheld at source):
Unaffiliated issuers	1,257,515
Affiliated issuers	43,089
Income from securities lending—Note 1(c)	371,499
Interest	855
Total Income	1,672,958
Expenses:
Management fee—Note 3(a)	1,051,128
Custodian fees—Note 3(c)	169,590
Professional fees	125,980
Registration fees	34,004
Distribution fees—Note 3(b)	17,506
Prospectus and shareholders’ reports	16,852
Shareholder servicing costs—Note 3(c)	16,050
Directors’ fees and expenses—Note 3(d)	10,933
Interest expense—Note 2	4,069
Loan commitment fees—Note 2	2,603
Miscellaneous	24,656
Total Expenses	1,473,371
Less—reduction in expenses due to undertaking—Note 3(a)	(37,845)
Net Expenses	1,435,526
Investment Income—Net	237,432
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(23,026,280)
Net realized gain (loss) on forward foreign currency exchange contracts	6,848
Net Realized Gain (Loss)	(23,019,432)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	71,250,218
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(29)
Net Unrealized Appreciation (Depreciation)	71,250,189
Net Realized and Unrealized Gain (Loss) on Investments	48,230,757
Net Increase in Net Assets Resulting from Operations	48,468,189

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations ($):
Investment income—net	237,432	1,423,352
Net realized gain (loss) on investments	(23,019,432)	(13,452,915)
Net unrealized appreciation (depreciation) on investments	71,250,189	(76,631,277)
Net Increase (Decrease) in Net Assets Resulting from Operations	48,468,189	(88,660,840)
Distributions ($):
Distributions to shareholders:
Class A	(35,070)	(64,752)
Class C	(5,385)	(39,963)
Class I	(806,435)	(1,578,968)
Class Y	(2,751,960)	(2,055,834)
Total Distributions	(3,598,850)	(3,739,517)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	800,216	8,786,724
Class C	277,238	5,037,505
Class I	9,977,969	125,517,169
Class Y	25,966,067	123,713,498
Distributions reinvested:
Class A	34,189	63,574
Class C	5,352	39,628
Class I	781,819	1,533,173
Class Y	1,980,059	1,533,173
Cost of shares redeemed:
Class A	(2,234,399)	(5,782,678)
Class C	(1,274,844)	(1,888,477)
Class I	(40,110,060)	(125,928,486)
Class Y	(36,119,292)	(23,279,177)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(39,915,686)	109,345,626
Total Increase (Decrease) in Net Assets	4,953,653	16,945,269
Net Assets ($):
Beginning of Period	289,212,094	272,266,825
End of Period	294,165,747	289,212,094

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Capital Share Transactions (Shares):
Class A
Shares sold	52,355	474,831
Shares issued for distributions reinvested	2,440	3,429
Shares redeemed	(154,766)	(341,007)
Net Increase (Decrease) in Shares Outstanding	(99,971)	137,253
Class C
Shares sold	19,015	280,331
Shares issued for distributions reinvested	392	2,193
Shares redeemed	(87,673)	(117,933)
Net Increase (Decrease) in Shares Outstanding	(68,266)	164,591
Class Ia
Shares sold	661,776	6,891,404
Shares issued for distributions reinvested	55,817	82,252
Shares redeemed	(2,714,245)	(7,464,373)
Net Increase (Decrease) in Shares Outstanding	(1,996,652)	(490,717)
Class Ya
Shares sold	1,760,489	7,005,617
Shares issued for distributions reinvested	140,430	77,954
Shares redeemed	(2,457,670)	(1,421,158)
Net Increase (Decrease) in Shares Outstanding	(556,751)	5,662,413

[a] During the period ended April 30, 2019, 42,537 Class Y shares representing $656,380 were exchanged for 42,702 Class I shares and during the period ended October 31, 2018, 5,878 Class Y shares representing $106,075 were exchanged for 5,905 Class I shares.

See notes to financial statements.

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FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2019		Year Ended October 31,
Class A Shares	(Unaudited)	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	13.86	17.79	14.24	13.15	15.09	12.50
Investment Operations:
Investment income (loss)—net[b]	(.01)	.03	(.03)	(.02)	(.01)	.02
Net realized and unrealized gain (loss) on investments	2.56	(3.75)	3.58	1.11	(1.77)	2.57
Total from Investment Operations	2.55	(3.72)	3.55	1.09	(1.78)	2.59
Distributions:
Dividends from investment income—net	(.12)	(.21)	—	—	(.04)	–
Dividends from net realized gain on investments	—	—	—	—	(.12)	—
Total Distributions	(.12)	(.21)	—	—	(.16)	–
Net asset value, end of period	16.29	13.86	17.79	14.24	13.15	15.09
Total Return (%)[c]	18.57[d]	(21.19)	25.02	8.13	(11.80)	20.72[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.33[e]	1.34	1.55	1.82	1.82	2.35[e]
Ratio of net expenses to average net assets	1.25[e]	1.25	1.28	1.53	1.60	1.60[e]
Ratio of net investment income (loss) to average net assets	(.09)[e]	.16	(.17)	(.18)	(.05)	.20[e]
Portfolio Turnover Rate	23.31[d]	41.94	36.79	51.42	32.72	30.66[d]
Net Assets, end of period ($ x 1,000)	4,379	5,109	4,117	297	174	120

a From February 3, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2019		Year Ended October 31,
Class C Shares	(Unaudited)	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	13.42	17.32	13.96	12.99	15.01	12.50
Investment Operations:
Investment (loss)—net[b]	(.06)	(.10)	(.15)	(.13)	(.13)	(.05)
Net realized and unrealized gain (loss) on investments	2.50	(3.63)	3.51	1.10	(1.75)	2.56
Total from Investment Operations	2.44	(3.73)	3.36	.97	(1.88)	2.51
Distributions:
Dividends from investment income—net	(.02)	(.17)	—	—	(.02)	—
Dividends from net realized gain on investments	—	—	—	—	(.12)	—
Total Distributions	(.02)	(.17)	—	—	(.14)	—
Net asset value, end of period	15.84	13.42	17.32	13.96	12.99	15.01
Total Return (%)[c]	18.17[d]	(21.80)	24.07	7.39	(12.51)	20.08[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.12[e]	2.11	2.30	2.80	2.67	2.95[e]
Ratio of net expenses to average net assets	2.00[e]	2.00	2.01	2.28	2.35	2.35[e]
Ratio of net investment (loss) to average net assets	(.79)[e]	(.60)	(.94)	(.97)	(.96)	(.45)[e]
Portfolio Turnover Rate	23.31[d]	41.94	36.79	51.42	32.72	30.66[d]
Net Assets, end of period ($ x 1,000)	4,576	4,793	3,335	54	35	46

a From February 3, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

16

Six Months Ended
April 30, 2019		Year Ended October 31,
Class I Shares	(Unaudited)	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	13.96	17.89	14.29	13.16	15.09	12.50
Investment Operations:
Investment income (loss)—net[b]	.01	.07	.01	(.03)	(.00)[c]	.66
Net realized and unrealized gain (loss) on investments	2.58	(3.77)	3.59	1.16	(1.76)	1.93
Total from Investment Operations	2.59	(3.70)	3.60	1.13	(1.76)	2.59
Distributions:
Dividends from investment income—net	(.19)	(.23)	(.00)[c]	—	(.05)	—
Dividends from net realized gain on investments	—	—	—	—	(.12)	—
Total Distributions	(.19)	(.23)	(.00)[c]	—	(.17)	—
Net asset value, end of period	16.36	13.96	17.89	14.29	13.16	15.09
Total Return (%)	18.75[d]	(21.01)	25.24	8.50	(11.68)	20.72[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03[e]	1.06	1.29	1.54	1.35	1.41[e]
Ratio of net expenses to average net assets	1.00[e]	1.00	1.02	1.27	1.35	1.35[e]
Ratio of net investment income (loss) to average net assets	.17[e]	.38	.07	(.24)	(.03)	2.86[e]
Portfolio Turnover Rate	23.31[d]	41.94	36.79	51.42	32.72	30.66[d]
Net Assets, end of period ($ x 1,000)	58,787	78,037	108,787	2,618	347	784

a From February 3, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Not annualized.

e Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2019		Year Ended October, 31
Class Y Shares	(Unaudited)	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	14.03	17.97	14.35	13.22	15.13	12.50
Investment Operations:
Investment income—net[b]	.01	.08	.03	.01	.02	.05
Net realized and unrealized gain (loss) on investments	2.59	(3.79)	3.59	1.12	(1.76)	2.58
Total from Investment Operations	2.60	(3.71)	3.62	1.13	(1.74)	2.63
Distributions:
Dividends from investment income—net	(.21)	(.23)	(.00)[c]	—	(.05)	—
Dividends from net realized gain on investments	—	—	—	—	(.12)	—
Total Distributions	(.21)	(.23)	(.00)[c]	—	(.17)	—
Net asset value, end of period	16.42	14.03	17.97	14.35	13.22	15.13
Total Return (%)	18.75[d]	(20.98)	25.27	8.47	(11.51)	21.04[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03[e]	.94	1.18	1.42	1.28	1.70[e]
Ratio of net expenses to average net assets	1.00[e]	.94	1.11	1.26	1.28	1.35[e]
Ratio of net investment income to average net assets	.20[e]	.44	.17	.07	.13	.52[e]
Portfolio Turnover Rate	23.31[d]	41.94	36.79	51.42	32.72	30.66[d]
Net Assets, end of period ($ x 1,000)	226,424	201,273	156,027	103,139	97,314	96,129

a From February 3, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Not annualized.

e Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Emerging Markets Fund (the “fund”) is a separate non-diversified series of BNY Mellon Investment Funds II, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management (North America) Limited (the “Subadviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus Global Emerging Markets Fund to BNY Mellon Global Emerging Markets Fund and the Company changed its name from Dreyfus BNY Mellon Funds, Inc. to BNY Mellon Investment Funds II, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser and administrator, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

20

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of April 30, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities – Common Stocks	287,164,909	-	-	287,164,909
Investment Company	15,570,087	-	-	15,570,087

At April 30, 2019, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

22

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At April 30, 2019, BNY Mellon Diversified Emerging Markets Fund, an affiliate of the fund, held 4,585,122 Class Y shares representing approximately 33.3% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

expense in the Statement of Operations. During the period ended April 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $20,213,755 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2018. The fund has $13,739,537 of short-term capital losses and $6,474,218 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2018 was as follows: ordinary income $3,739,517. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2019 was approximately $256,400 with a related weighted average annualized interest rate of 3.20%.

24

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets. The Adviser has contractually agreed, from November 1, 2018 through March 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the value of the fund’s average daily net assets. On or after March 1, 2020, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking amounted to $37,845 during the period ended April 30, 2019.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub Adviser, the Sub Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the Sub Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended April 30, 2019, the Distributor retained $737 commissions earned on sales of the fund’s Class A shares and $2,241 from CDSC fees on redemptions of the fund’s Class C shares.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2019, Class C shares were charged $17,506 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2019, Class A and Class C shares were charged $5,507 and $5,835, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan and Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees and the fund had an arrangement with the custodian to receive earnings credits when positive cash balance are maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2019, the fund was charged $2,877 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

26

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2019, the fund was charged $169,590 pursuant to the custody agreement.

During the period ended April 30, 2019, the fund was charged $5,660 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees $181,659, Distribution Plan fees $2,864, Shareholder Services Plan fees $1,827, custodian fees $83,567, Chief Compliance Officer fees $5,660 and transfer agency fees $850.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended April 30, 2019, redemption fees charged and retained by the fund amounted to $64,778.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2019, amounted to $65,190,724 and $115,677,091, respectively.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At April 30, 2019, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2019:

Average Market Value ($)
Forward contracts	626,472

At April 30, 2019, accumulated net unrealized appreciation on investments was $46,146,167, consisting of $64,089,663 gross unrealized appreciation and $17,943,496 gross unrealized depreciation.

At April 30, 2019, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

28

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on February 27-28, 2019, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Newton Investment Management (North America) Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2018, and (2) the fund’s actual and contractual management fees and total expenses with those of a group

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, although ranking in the third quartile, i.e., not in the lowest quartile, of the Performance Group and the Performance Universe for the two- and four- year periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in two of the four calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median (lowest in the Expense Group) and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The

30

Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board expressed some concern about the fund’s performance and agreed to closely monitor performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

32

NOTES

33

For More Information

BNY Mellon Global Emerging Markets Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Subadviser

Newton Investment Management
(North America) Limited
160 Queen Victoria Street,
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DGEAX Class C: DGECX Class I: DGIEX Class Y: DGEYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 6243SA0419

BNY Mellon Yield Enhancement Strategy Fund

SEMIANNUAL REPORT April 30, 2019

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Yield Enhancement Strategy Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Yield Enhancement Strategy Fund (formerly Dreyfus Yield Enhancement Strategy Fund) covering the six-month period from November 1, 2018 through April 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. and many other developed economies continued their pattern of moderate growth during the six months. Equity markets experienced a sharp sell-off in the fourth quarter of 2018, triggered in part by interest-rate increases, trade tensions and slowing global growth. The sell-off partially reduced prior gains on U.S. indices, while losses deepened in international developed and emerging markets. Global equities continued their general decline through the end of 2018. However, comments made in January by the U.S. Federal Reserve (the “Fed”) that it might slow the pace of interest-rate increases in 2019 helped stimulate a rebound across equity markets. In a similar stance, other central banks pledged to continue policies that support economic growth, helping to further ease investor concerns. Talk of a potential trade agreement between the U.S. and China also helped to buoy equity markets, which continued their upward trajectory through the end of the period.

Equity volatility and global growth concerns triggered a flight to quality in many areas of the bond market, raising Treasury prices and flattening the yield curve. Corporate bonds, however, were hindered somewhat by concerns about economic growth, resulting in widening spreads and lower prices through November. After encouraging comments by the Fed in January, bond markets rebounded, and most U.S. indices continued to post positive returns through the end of April.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
June 3, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2018 through April 30, 2019, as provided by Jeffrey M. Mortimer, CFA, and Caroline Lee-Tsao, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended April 30, 2019, BNY Mellon Yield Enhancement Strategy Fund’s (formerly, Dreyfus Yield Enhancement Strategy Fund) Class A shares produced a total return of 3.87%, Class C shares returned 3.43%, Class I shares returned 3.96%, and Class Y shares returned 4.07%.1 In comparison, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Barclays Agg Index”) produced a total return of 5.49% for the same period, and the Lipper Alternative Credit Focus Funds Index (the “Index”) produced a total return of 2.79% for the same period.2

Bonds produced positive results over the reporting period in an environment of accommodative monetary policy and falling interest rates. The fund underperformed the Barclays Agg Index, but produced higher returns than the Index. Performance was driven by asset allocation and exposure to securities located outside of the Index.

The Fund’s Investment Approach

The fund seeks high current income. To pursue its goal, it normally allocates its assets across fixed-income investment strategies. The fund is designed to complement and diversify traditional bond portfolios. The fund normally allocates its assets among other investment companies (underlying funds) that employ various fixed-income investment strategies, including those focusing on domestic and foreign corporate bonds, high-yield securities (“junk” bonds), senior loans, emerging-market debt, municipal securities and Treasury inflation-protected securities (TIPS).

BNY Mellon Investment Adviser, Inc. (formerly, The Dreyfus Corporation) determines the fund’s asset allocation to the fixed-income investment strategies and sets the investment ranges using fundamental and quantitative analysis, and its economic and financial markets outlook. Underlying funds are selected based on their investment objectives and management policies, investment strategies and portfolio holdings, risk/reward profiles, historical performance, and other factors. As of April 30, 2019, the fund held investments in: BNY Mellon Corporate Bond Fund, BNY Mellon Municipal Opportunities Fund, BNY Mellon Floating Rate Income Fund (formerly, Dreyfus Floating Rate Income Fund), BNY Mellon High Yield Fund (formerly, Dreyfus High Yield Fund), BNY Mellon Global Dynamic Bond Income Fund (formerly, Dreyfus Global Dynamic Bond Income Fund), and TCW Emerging Markets Income Fund.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

A Tale of Two Markets

Increasing trade rhetoric and fears of a more hawkish U.S. Federal Reserve (“Fed”) roiled equity and fixed-income risk markets in the fourth quarter of 2018. Concerns that the Fed would continue to raise rates in the face of unsupportive data, concerns over slowing global growth, and speculation that other central banks may discontinue their supportive monetary policies at the conclusion of the year added pricing pressure. Corporate and emerging- market debt spreads widened at the close of the year, as a “risk-off” tone pervaded markets.

In January, the environment shifted. Fed officials commented that they would be patient and flexible with the pace of future interest-rate hikes. The Chinese government began stimulus measures to stoke the country’s economy, and it looked as though there might be a resolution on the horizon for trade disputes with the U.S. Non-U.S. central banks made comments that removed fear of additional tightening, with some pledging to continue economic stimulus in the event it is needed. These measures reassured investors and, late into the first quarter of 2019, risk spreads became tighter. However, some countries, particularly certain emerging markets, were still affected by country-specific idiosyncratic risks. Countries with political or financial disruptions, such as Argentina, Turkey and Mexico, continued to struggle late in the period, while many emerging markets and most developed countries enjoyed rising asset prices.

Underlying Funds Produced Mixed Results

The fund’s performance compared to the Index was bolstered during the reporting period by positions in bond asset classes that exist outside of, or exist in limited quantity within, the Barclays Agg Index, such as emerging-market and high-yield bonds. Exposure to corporate debt, which makes up a minority portion of the Barclays Agg Index, was also beneficial to returns versus the Index. Investment in TCW Emerging Markets Income Fund was beneficial to fund performance, as the emerging-market fund benefited from security selection within Indonesia and an underweight to China. Overall fund performance also was helped by its exposure to BNY Mellon High Yield Fund. BNY Mellon Corporate Bond Fund also bolstered the fund’s return, as the corporate bond fund outperformed due to its positions in energy and information technology. A large overweight to BBB rated debt and long-duration positioning was also beneficial.

Detracting from performance was BNY Mellon Floating Rate Income Fund, which was hindered by a large cash position, which created a drag on results as rates fell. A position in BNY Mellon Municipal Opportunities Fund also produced a headwind. Its performance was inhibited by hedging activities that utilized futures positions.

In December 2018, we reduced exposure to BNY Mellon Floating Rate Income Fund and redeployed those assets to BNY Mellon Global Dynamic Bond Income Fund, BNY Mellon Municipal Opportunities Fund, and BNY Mellon High Yield

4

Fund. The change was made in order to realize gains from the floating-rate fund, as the market faces a global economic slowdown and uncertainty surrounding monetary policy.

Positioning the Portfolio for a Low-Rate Environment

Given recent statements by the Fed, we expect interest rates to remain relatively low for the near term. Based on this, we have increased positioning to funds that invest in higher-yielding bonds, such as BNY Mellon High Yield Fund and BNY Mellon Municipal Opportunities Fund. We believe the higher coupon rates garnered by the investments within these funds will add value for investors in a low-rate environment.

June 3, 2019

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charges. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Past performance is no guarantee of future results.

2  Source: Lipper Inc. — The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). The Lipper Alternative Credit Focus Funds Index consists of funds that, by prospectus language, invest in a wide range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling trying to benefit from any changes in credit quality, credit spreads, and market liquidity. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High-yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity. These risks are generally greater with emerging-market countries than with more economically and politically established foreign countries.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

The underlying funds’ underlying strategies may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The ability of the fund to achieve its investment goal depends, in part, on the ability of BNY Mellon Investment Adviser, Inc. to effectively allocate the fund’s assets among the investment strategies and the underlying funds.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Yield Enhancement Strategy Fund from November 1, 2018 to April 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2019
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$2.33	$5.80	$.46	$.25
Ending value (after expenses)	$1,038.70	$1,034.30	$1,039.60	$1,040.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2019
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$2.31	$5.76	$.45	$.25
Ending value (after expenses)	$1,022.51	$1,019.09	$1,024.35	$1,024.55

† Expenses are equal to the fund’s annualized expense ratio of .46% for Class A, 1.15% for Class C, .09% for Class I and .05% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2019 (Unaudited)

Description	Shares		Value ($)
Investment Companies - 99.5%
Domestic Fixed Income - 48.5%
BNY Mellon Corporate Bond Fund, Cl. M	3,396,457	[a]	43,508,610
BNY Mellon Floating Rate Income Fund, Cl. Y	8,637,425	[a]	101,921,613
BNY Mellon High Yield Fund, Cl. I	9,171,819	[a]	56,039,815
			201,470,038
Foreign Equity - 3.4%
TCW Emerging Markets Income Fund, Cl. I	1,735,657		14,162,966
Foreign Fixed Income - 9.1%
BNY Mellon Global Dynamic Bond Income Fund, Cl. Y	3,115,256	[a]	38,006,121
Municipal Bond - 38.5%
BNY Mellon Municipal Opportunities Fund, Cl. M	11,969,804	[a]	159,796,887
Total Investments (cost $408,747,366)	99.5%		413,436,012
Cash and Receivables (Net)	.5%		2,183,853
Net Assets	100.0%		415,619,865

a Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	99.5
99.5

† Based on net assets.

See notes to financial statements.

7

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Registered Investment Companies	Value 10/31/18 ($)	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)
BNY Mellon Corporate Bond Fund, Cl. M	42,802,819	3,696,649	4,610,681	(144,436)
BNY Mellon Floating Rate Income Fund, CI. Y	140,365,028	9,533,450	45,101,932	(3,726,773)
BNY Mellon Global Dynamic Bond Income Fund, CI. Y	32,795,598	8,803,158	3,981,328	(136,384)
BNY Mellon High Yield Fund, CI. I	53,265,139	24,322,503	22,889,797	(1,488,732)
BNY Mellon Municipal Opportunities Fund, CI. M	148,024,455	22,998,458	16,343,106	(302,597)
Total	417,253,039	69,354,218	92,926,844	(5,798,922)

Registered Investment Companies	Change in Net Unrealized Appreciation (Depreciation) ($)	Value 4/30/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Corporate Bond Fund, Cl. M	1,764,259	43,508,610	10.5	845,778
BNY Mellon Floating Rate Income Fund, CI. Y	851,840	101,921,613	24.5	3,313,370
BNY Mellon Global Dynamic Bond Income Fund, CI. Y	525,077	38,006,121	9.1	1,178,444
BNY Mellon High Yield Fund, CI. I	2,830,702	56,039,815	13.5	1,619,180
BNY Mellon Municipal Opportunities Fund, CI. M	5,419,677	159,796,887	38.5	2,564,924
Total	11,391,555	399,273,046	96.1	9,521,696

† Includes reinvested dividends/distributions.

See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES April 30, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	14,694,151	14,162,966
Affiliated issuers	394,053,215	399,273,046
Cash		1,262,927
Dividends and interest receivable		830,465
Receivable for shares of Common Stock subscribed		210,582
Prepaid expenses		44,967
		415,784,953
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		9,985
Payable for investment securities purchased		69,007
Payable for shares of Common Stock redeemed		41,719
Directors fees and expenses payable		3,631
Accrued expenses		40,746
		165,088
Net Assets ($)		415,619,865
Composition of Net Assets ($):
Paid-in capital		429,690,431
Total distributable earnings (loss)		(14,070,566)
Net Assets ($)		415,619,865

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	601,348	24,388	9,555,514	405,438,615
Shares Outstanding	49,299	2,000	781,641	33,191,604
Net Asset Value Per Share ($)	12.20	12.19	12.22	12.22

See notes to financial statements.

9

STATEMENT OF OPERATIONS Six Months Ended April 30, 2019 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	387,786
Affiliated issuers	9,419,625
Interest	11,843
Total Income	9,819,254
Expenses:
Registration fees	33,350
Professional fees	23,369
Directors’ fees and expenses—Note 3(d)	19,771
Chief Compliance Officer fees	5,660
Interest expense—Note 2	5,318
Loan commitment fees—Note 2	5,130
Prospectus and shareholders’ reports	4,473
Shareholder servicing costs—Note 3(c)	3,604
Custodian fees—Note 3(c)	816
Distribution fees—Note 3(b)	89
Miscellaneous	7,867
Total Expenses	109,447
Investment Income—Net	9,709,807
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Unaffiliated issuers	(191,518)
Affiliated issuers	(5,798,922)
Capital gain distributions from affiliated issuers	102,071
Net Realized Gain (Loss)	(5,888,369)
Net unrealized appreciation (depreciation) on investments:
Unaffiliated issuers	873,514
Affiliated issuers	11,391,555
Net Unrealized Appreciation (Depreciation)	12,265,069
Net Realized and Unrealized Gain (Loss) on Investments	6,376,700
Net Increase in Net Assets Resulting from Operations	16,086,507

See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations ($):
Investment income—net	9,709,807	18,715,131
Net realized gain (loss) on investments	(5,888,369)	(5,377,110)
Net unrealized appreciation (depreciation) on investments	12,265,069	(7,678,996)
Net Increase (Decrease) in Net Assets Resulting from Operations	16,086,507	5,659,025
Distributions ($):
Distributions to shareholders:
Class A	(21,204)	(28,661)
Class C	(468)	(767)
Class I	(215,923)	(275,253)
Class Y	(9,988,399)	(18,996,217)
Total Distributions	(10,225,994)	(19,300,898)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	59,292	715,571
Class I	2,263,461	8,616,334
Class Y	68,684,650	82,730,882
Distributions reinvested:
Class A	16,203	24,898
Class I	188,321	244,641
Class Y	816,935	1,987,366
Cost of shares redeemed:
Class A	(510,464)	(118,871)
Class I	(2,278,347)	(5,135,278)
Class Y	(90,061,107)	(107,740,862)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(20,821,056)	(18,675,319)
Total Increase (Decrease) in Net Assets	(14,960,543)	(32,317,192)
Net Assets ($):
Beginning of Period	430,580,408	462,897,600
End of Period	415,619,865	430,580,408

11

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Capital Share Transactions (Shares):
Class A
Shares sold	4,924	58,618
Shares issued for distributions reinvested	1,365	2,047
Shares redeemed	(42,376)	(9,811)
Net Increase (Decrease) in Shares Outstanding	(36,087)	50,854
Class Ia
Shares sold	187,632	705,948
Shares issued for distributions reinvested	15,833	20,067
Shares redeemed	(190,790)	(419,817)
Net Increase (Decrease) in Shares Outstanding	12,675	306,198
Class Ya
Shares sold	5,761,734	6,776,043
Shares issued for distributions reinvested	68,709	162,876
Shares redeemed	(7,547,970)	(8,857,760)
Net Increase (Decrease) in Shares Outstanding	(1,717,527)	(1,918,841)

[a] During the period ended April 30, 2019, 74,599 Class Y shares representing $897,465 were exchanged for 74,537 Class I shares and during the period ended October 31, 2018, 291,566 Class Y shares representing $3,547,650 were exchanged for 291,331 Class I shares.

See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Class A Shares	April 30, 2019	Year Ended October 31,
(Unaudited)		2018	2017	2016	2015	2014	[a]
Per Share Data ($):
Net asset value, beginning of period	12.02	12.39	12.32	12.21	12.65	12.50
Investment Operations:
Investment income—net[b]	.27	.45	.45	.50	.49	.26
Net realized and unrealized gain (loss) on investments	.19	(.35)	.07	.10	(.48)	.10
Total from Investment Operations	.46	.10	.52	.60	.01	.36
Distributions:
Dividends from investment income—net	(.28)	(.47)	(.45)	(.49)	(.45)	(.21)
Net asset value, end of period	12.20	12.02	12.39	12.32	12.21	12.65
Total Return (%)[c]	3.87[d]	.83	4.38	4.98	.10	2.89	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.46[f]	.38	.41	.31	.33	.91	[f]
Ratio of net expenses to average net assets[e]	.46[f]	.38	.41	.31	.33	.43	[f]
Ratio of net investment income to average net assets[e]	4.46[f]	3.67	3.63	4.03	3.88	3.18	[f]
Portfolio Turnover Rate	17.17[d]	22.78	10.47	16.14	17.13	14.04	[d]
Net Assets, end of period ($ x 1,000)	601	1,027	428	155	544	27

a From March 7, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Amount does not include the expenses of the underlying funds.

f Annualized.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class C Shares	April 30, 2019	Year Ended October 31,
(Unaudited)		2018	2017	2016	2015	2014	[a]
Per Share Data ($):
Net asset value, beginning of period	12.02	12.40	12.31	12.19	12.63	12.50
Investment Operations:
Investment income—net[b]	.22	.35	.35	.38	.37	.20
Net realized and unrealized gain (loss) on investments	.18	(.35)	.05	.13	(.45)	.09
Total from Investment Operations	.40	-	.40	.51	(.08)	.29
Distributions:
Dividends from investment income—net	(.23)	(.38)	(.31)	(.39)	(.36)	(.16)
Net asset value, end of period	12.19	12.02	12.40	12.31	12.19	12.63
Total Return (%)[c]	3.43[d]	.02	3.31	4.34	(.66)	2.34	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	1.15[f]	1.26	1.37	1.12	1.13	1.65	[f]
Ratio of net expenses to average net assets[e]	1.15[f]	1.26	1.37	1.12	1.13	1.16	[f]
Ratio of net investment income to average net assets[e]	3.65[f]	2.84	2.90	3.18	2.96	2.43	[f]
Portfolio Turnover Rate	17.17[d]	22.78	10.47	16.14	17.13	14.04	[d]
Net Assets, end of period ($ x 1,000)	24	24	25	50	24	25

a From March 7, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Amount does not include the expenses of the underlying funds.

f Annualized.

See notes to financial statements.

14

Six Months Ended
Class I Shares	April 30, 2019	Year Ended October 31,
(Unaudited)		2018	2017	2016	2015	2014	[a]
Per Share Data ($):
Net asset value, beginning of period	12.05	12.41	12.34	12.22	12.66	12.50
Investment Operations:
Investment income—net[b]	.28	.48	.47	.48	.50	.23
Net realized and unrealized gain (loss) on investments	.19	(.33)	.08	.15	(.46)	.15
Total from Investment Operations	.47	.15	.55	.63	.04	.38
Distributions:
Dividends from investment income—net	(.30)	(.51)	(.48)	(.51)	(.48)	(.22)
Net asset value, end of period	12.22	12.05	12.41	12.34	12.22	12.66
Total Return (%)	3.96[c]	1.20	4.66	5.22	.33	3.08	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.09[e]	.08	.11	.19	.15	.54	[e]
Ratio of net expenses to average net assets[d]	.09[e]	.08	.11	.19	.15	.15	[e]
Ratio of net investment income to average net assets[d]	4.72[e]	3.99	3.85	4.16	4.05	3.85	[e]
Portfolio Turnover Rate	17.17[c]	22.78	10.47	16.14	17.13	14.04	[c]
Net Assets, end of period ($ x 1,000)	9,556	9,264	5,742	538	250	193

a From March 7, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c Not annualized.

d Amount does not include the expenses of the underlying funds.

e Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class Y Shares	April 30, 2019	Year Ended October 31,
(Unaudited)		2018	2017	2016	2015	2014	[a]
Per Share Data ($):
Net asset value, beginning of period	12.04	12.40	12.33	12.21	12.65	12.50
Investment Operations:
Investment income—net[b]	.28	.50	.50	.52	.51	.29
Net realized and unrealized gain (loss) on investments	.20	(.35)	.06	.12	(.46)	.09
Total from Investment Operations	.48	.15	.56	.64	.05	.38
Distributions:
Dividends from investment income—net	(.30)	(.51)	(.49)	(.52)	(.49)	(.23)
Net asset value, end of period	12.22	12.04	12.40	12.33	12.21	12.65
Total Return (%)	4.07[c]	1.23	4.72	5.37	.42	3.02	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.05[e]	.05	.05	.05	.06	.13	[e]
Ratio of net expenses to average net assets[d]	.05[e]	.05	.04	.05	.06	.10	[e]
Ratio of net investment income to average net assets[d]	4.75[e]	4.06	4.11	4.28	4.05	3.67	[e]
Portfolio Turnover Rate	17.17[c]	22.78	10.47	16.14	17.13	14.04	[c]
Net Assets, end of period ($ x 1,000)	405,439	420,265	456,703	422,405	409,077	331,526

a From March 7, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c Not annualized.

d Amount does not include the expenses of the underlying funds.

e Annualized.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Yield Enhancement Strategy Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds II, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek high current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus Yield Enhancement Strategy Fund to BNY Mellon Yield Enhancement Strategy Fund and the Company changed its name from Dreyfus BNY Mellon Funds, Inc. to BNY Mellon Investment Funds II, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser and administrator, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

charge or CDSC. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2019, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

18

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are valued at the net asset value of each underlying fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2019 in valuing the fund’s investments:

Assets ($)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Investments in Securities:
Investment Companies†	413,436,012	-	-	413,436,012

† See Statement of Investments for additional detailed categorizations.

At April 30, 2019, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $11,633,093 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2018. The fund has $2,794,585 of short-term capital losses and $8,838,508 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2018 was as follows: ordinary income $14,662,110 and tax–exempt income $4,638,788. The tax character of current year distributions will be determined at the end of the current fiscal year.

(f) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective

20

for fiscal years beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2019 was approximately $301,100 with a related weighted average annualized interest rate of 3.56%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, there is no management fee paid to the Adviser. The fund may invest in other affiliated mutual funds advised by the Adviser and unaffiliated open-end funds, closed-end funds and exchange-traded funds. All fees and expenses of the underlying funds are reflected in the underlying fund’s net asset value.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2019, Class C shares were charged $89 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2019, Class A and Class C shares were charged $1,095 and $30, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees and the fund has an arrangement with the custodian to receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2019, the fund was charged $1,551 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2019, the fund was charged $816 pursuant to the custody agreement.

During the period ended April 30, 2019, the fund was charged $5,660 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: Distribution Plan fees $15, Shareholder Services Plan fees $142, custodian fees $3,650, Chief Compliance Officer fees $5,660 and transfer agency fees $518.

22

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2019, amounted to $70,625,623 and $95,001,119, respectively.

At April 30, 2019, accumulated net unrealized appreciation on investments was $4,688,646, consisting of $7,378,250 gross unrealized appreciation and $2,689,604 gross unrealized depreciation.

At April 30, 2019, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

23

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 27-28, 2019, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2018, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. It was noted that there were only three other funds in the Performance Group and the Expense Group for the most recent three year periods, with only one other fund in the Performance and Expense Groups in the prior year. The Adviser previously had furnished the Board with

24

a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, except for the four-year period, when the one other fund in the Performance Group performed better than the fund. The Board also considered that the fund’s yield performance ranked first in the Performance Group and in the first quartile of the Performance Universe in each of the four one-year periods ended December 31st. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’ returns were above the returns of the index in each of the four calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that, like most other funds in the Expense Group, the fund pays management fees only at the underlying fund (acquired fund) level, so that the contractual and actual management fees of the fund were zero. The Board further considered that the fund’s total expenses (including acquired fund fees and expenses) were the lowest of the four funds in the Expense Group and were below the Expense Universe median.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees and total expenses of funds advised or administered by the Adviser that are in the same Lipper category as the fund. Since the fund does not pay any management fees directly to the Adviser, the Board did not consider this information relevant to its consideration of the Agreement.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. Since the fund pays no fees to the Adviser under the Agreement, the Board did not consider profitability or economies of scale with respect to the fund relevant to its consideration of the Agreement.

The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the

25

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

26

NOTES

27

NOTES

28

NOTES

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For More Information

BNY Mellon Yield Enhancement Strategy Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DABMX Class C: DABLX Class I: DABKX Class Y: DABJX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 6327SA0419

Item 2.          Code of Ethics.

                       Not applicable.

Item 3.          Audit Committee Financial Expert.

                       Not applicable.

Item 4.          Principal Accountant Fees and Services.

                       Not applicable.

Item 5.          Audit Committee of Listed Registrants.

                       Not applicable.

Item 6.          Investments.

(a)                  Not applicable.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                       Not applicable.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                       Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                       There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)          The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.               Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds II, Inc.

By:         /s/ Renee LaRoche-Morris

               Renee LaRoche-Morris

               President (Principal Executive Officer)

Date:      June 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

               Renee LaRoche-Morris

               President (Principal Executive Officer)

Date:      June 25, 2019

By:         /s/ James Windels

               James Windels

               Treasurer (Principal Financial Officer)

Date:      June 25, 2019

EXHIBIT INDEX

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)